                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 9, 1996


                               WEEKS CORPORATION
             (Exact name of registrant as specified in its charter)


        Georgia                            011-13254                         58-1525322
--------------------------                 ---------                         ----------
(State of Incorporation)             (Commission File Number)      (IRS Employer Identification No.)


                    4497 Park Drive, Norcross, Georgia 30093
                    ----------------------------------------
          (Address of principal executive offices, including zip code)


                                 (770) 923-4076
                                 --------------
              (Registrant's telephone number, including area code)



                              Page 1 of 16
                              Exhibit Index Located on Page 4

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired

          The financial statements required by Item 7(a) relating to the acquisition of 12 industrial properties in Atlanta, Georgia from the Principal Mutual Life Insurance Company (the "Principal Properties") described in Item 2 of Form 8-K of Weeks Corporation dated August 9, 1996 are attached hereto as Exhibit A and incorporated herein by this reference.

     (b)  Pro Forma Financial Information

          The unaudited pro forma financial information required by Item 7(b) relating to the Principal Properties described in Item 2 of Form 8-K of Weeks Corporation dated August 9, 1996 is attached hereto as Exhibit B and incorporated herein by this reference.


     (c)  Exhibits


          Exhibit
            No.          Description
          ---------------------------------------------------------------------

            A            Financial statements required by Item 7(a).

            B            Pro forma financial information required by Item 7(b).

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   WEEKS CORPORATION
                                   Registrant


Date:  October 18, 1996            /s/ David P. Stockert
                                   -------------------------
                                   David P. Stockert
                                   Senior Vice President and
                                   Chief Financial Officer

                               INDEX TO EXHIBITS


 Exhibit                        Description                       Page
---------  -----------------------------------------------------  ----

   A       Financial statements required by Item 7(a)               5

   B       Pro forma financial information required by Item 7(b)   10

                                                                       Exhibit A


                              PRINCIPAL PROPERTIES
                       COMBINED STATEMENTS OF REVENUE AND
                                CERTAIN EXPENSES
                                  FOR THE YEAR
                          ENDED DECEMBER 31, 1995 AND
               FOR THE SIX MONTHS ENDED JUNE 30, 1996 (UNAUDITED)

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of Weeks Corporation:

We have audited the accompanying combined statement of revenue and certain expenses of the Principal Properties, as defined in Note 1, for the year ended December 31, 1995. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the Principal Properties after their acquisition by Weeks Corporation. The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Weeks Corporation Form 8-K and is not intended to be a complete presentation of the Principal Properties' revenue and expenses.

In our opinion, the combined statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses (exclusive of expenses described in Note 1) of the Principal Properties for the year ended December 31, 1995 in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Atlanta, Georgia
September 27, 1996

                              PRINCIPAL PROPERTIES
              COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                    FOR THE YEAR ENDED DECEMBER 31, 1995 AND
               FOR THE SIX MONTHS ENDED JUNE 30, 1996 (UNAUDITED)


                              Six Months
                            Ended June 30,    Year Ended
                                 1996        December 31,
                             (Unaudited)         1995
                            --------------   ------------
Revenue:
  Rental income                 $1,639,353     $3,234,613
  Tenant reimbursements            137,111        281,011
                            --------------   ------------
                                 1,776,464      3,515,624
                            --------------   ------------
Certain Expenses:
  Property operating and
     maintenance                   197,214        455,166
  Real estate taxes                146,028        292,462
                            --------------   ------------
                                   343,242        747,628
                            --------------   ------------
Revenue in Excess of
  Certain Expenses              $1,433,222     $2,767,996
                            ==============   ============


The accompanying notes are an integral part of these statements.

                              PRINCIPAL PROPERTIES
          NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                    FOR THE YEAR ENDED DECEMBER 31, 1995 AND
               FOR THE SIX MONTHS ENDED JUNE 30, 1996 (UNAUDITED)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Description of Real Estate Properties Acquired

  The accompanying financial statements include the combined operations (see "Basis of Presentation" below) of 12 industrial properties (the "Principal Properties") owned by Principal Mutual Life Insurance Company, a party not related to Weeks Corporation (the "Company") or Weeks Realty, L.P. (the "Operating Partnership").


  On August 9, 1996, the Company, through the Operating Partnership, acquired 100 percent of the land and buildings of each of these properties:


  Property Name                    Location                         Description
  --------------------------------------------------------------------------------------------------
  1331 Capital Circle          Atlanta, Georgia    79,667 square foot service center building
  1335 Capital Circle          Atlanta, Georgia    59,468 square foot service center building
  2725 Northwoods Parkway      Atlanta, Georgia    76,686 square foot business distribution building
  2755 Northwoods Parkway      Atlanta, Georgia    48,270 square foot business distribution building
  2775 Northwoods Parkway      Atlanta, Georgia    32,192 square foot business distribution building
  3040 Northwoods Parkway      Atlanta, Georgia    50,480 square foot business distribution building
  3055 Northwoods Parkway      Atlanta, Georgia    31,946 square foot business distribution building
  3075 Northwoods Parkway      Atlanta, Georgia    41,420 square foot service center building
  3100 Northwoods Parkway      Atlanta, Georgia    39,728 square foot service center building
  3155 Northwoods Parkway      Atlanta, Georgia    40,530 square foot service center building
  3175 Northwoods Parkway      Atlanta, Georgia    33,405 square foot service center building
  6525 Jimmy Carter Blvd.      Atlanta, Georgia    92,735 square foot business distribution building

  Basis of Presentation

  The accompanying combined financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the Principal Properties after their acquisition by the Operating Partnership, such as property management fees, interest, depreciation, amortization and other costs not directly related to the future operations of the Principal Properties.


  Use of Estimates

  The preparation of the combined statements of revenue and certain expenses in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


  Revenue Recognition

  All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

                              PRINCIPAL PROPERTIES
          NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                    FOR THE YEAR ENDED DECEMBER 31, 1995 AND
               FOR THE SIX MONTHS ENDED JUNE 30, 1996 (UNAUDITED)


2.    LEASING ACTIVITY:

Future minimum rentals due under noncancelable operating leases with tenants as of December 31, 1996, are as follows:


            Year                                    Amount
         ----------                               -----------

         1996                                     $ 3,323,588
         1997                                       3,265,094
         1998                                       2,745,886
         1999                                       2,030,684
         2000                                       1,270,735
         Thereafter                                   757,589
                                                  -----------
                                                  $13,393,576
                                                  ===========


In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $137,111 for the six months ended June 30, 1996 and $281,011 for the year ended December 31, 1995. Certain leases contain options to renew.

During the year ended December 31, 1995, 11% and 10% of rental income was received from two tenants, respectively. These leases expire in 1999 and 2001, respectively.

                                                                       EXHIBIT B

                               WEEKS CORPORATION
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

The unaudited condensed consolidated statements of operations are presented as if the Company acquired the Principal Properties (described in the Company's Current Report on Form 8-K dated August 9, 1996), as of January 1, 1995. In management's opinion, all adjustments necessary to present fairly the effects of the acquisition of the Principal Properties have been made.

These unaudited pro forma condensed consolidated statements of operations should be read in conjunction with unaudited pro forma condensed consolidated balance sheet of the Company, the consolidated financial statements and accompanying notes thereto of the Company included in its Annual Report on Form 10-K for the year ended December 31, 1995, and the unaudited condensed consolidated financial statements and accompanying notes thereto of the Company included in its June 30, 1996 Quarterly Report on Form 10-Q.

The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the Company had acquired the Principal Properties as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.

                               WEEKS CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                        Company          Principal       Pro Forma
                                    Historical/(a)/   Properties/(b)/   Adjustments      Pro Forma
                                    ---------------   ---------------  -------------     ---------
Revenue
  Rental income                             $21,943            $1,639  $          --       $23,582
  Tenant reimbursements                       2,007               137             --         2,144
  Income from direct
   financing lease                              384                --             --           384
  Other                                         174                --             --           174
                                    ---------------   ---------------  -------------     ---------
Total Revenue                                24,508             1,776             --        26,284

Expenses
  Property operating
   and maintenance                            2,687               197             --         2,884
  Real estate taxes                           2,153               146             --         2,299
  Depreciation and amortization               6,000                --            516/(c)/    6,516
  Interest                                    4,955                --          1,083/(d)/    6,038
  Amortization of deferred
   financing costs                              421                --             --           421
  General and administrative                  1,414                --             --         1,414
                                    ---------------   ---------------  -------------     ---------
Total Expenses                               17,630               343          1,599        19,572
                                    ---------------   ---------------  -------------     ---------

Operating Income                              6,878             1,433         (1,599)        6,712

Interest income                                 198                --             --           198
Equity in earnings of
  unconsolidated subsidiaries                   543                --             --           543
                                    ---------------   ---------------  -------------     ---------

Income before Minority Interests              7,619             1,433         (1,599)        7,453

Minority Interests                           (1,426)               --             31/(e)/   (1,395)
                                    ---------------   ---------------  -------------     ---------

Net Income                                  $ 6,193            $1,433        $(1,568)      $ 6,058
                                    ===============   ===============  =============     =========
Per Share Data:
  Net income                                  $0.56                                          $0.54
                                            =======                                      =========
  Weighted average
   shares outstanding                        11,156                                         11,156
                                            =======                                      =========

                               WEEKS CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                        Company          Principal       Pro Forma
                                    Historical/(a)/   Properties/(b)/   Adjustments       Pro Forma
                                    ---------------   ---------------   ------------      ---------
Revenue
  Rental income                             $31,217            $3,235       $     --        $34,452
  Tenant reimbursements                       2,464               281             --          2,745
  Income from direct
   financing lease                              776                --             --            776
  Other                                         480                --             --            480
                                    ---------------   ---------------   ------------      ---------
Total Revenue                                34,937             3,516             --         38,453
                                    ---------------   ---------------   ------------      ---------

Expenses
  Property operating
   and maintenance                            3,565               455             --          4,020
  Real estate taxes                           2,997               293             --          3,290
  Depreciation and amortization               8,177                --          1,033/(c)/     9,210
  Interest                                    8,106                --          2,167/(d)/    10,273
  Amortization of deferred
   financing costs                              691                --             --            691
  General and administrative                  1,848                --             --          1,848
                                    ---------------   ---------------   ------------      ---------
Total Expenses                               25,384               748          3,200         29,332
                                    ---------------   ---------------   ------------      ---------

Operating Income                              9,553             2,768         (3,200)         9,121

Interest income                                 334                --             --            334
Equity in earnings of
  unconsolidated subsidiaries                 1,220                --             --          1,220
                                    ---------------   ---------------   ------------      ---------

Income before Minority Interests             11,107             2,768         (3,200)        10,675

Minority Interests                           (2,681)               --            104/(e)/    (2,577)
                                    ---------------   ---------------   ------------      ---------

Net Income                                  $ 8,426            $2,768        $(3,096)       $ 8,098
                                    ===============   ===============   ============      =========

Per Share Data:
  Net income                                  $1.03                                           $0.99
                                            =======                                       =========
  Weighted average
   shares outstanding                         8,171                                           8,171
                                            =======                                       =========

                               WEEKS CORPORATION
                  NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(a) Represents the Company's condensed consolidated statement of operations contained in its Quarterly Report on Form 10-Q for the six months ended June 30, 1996, and the Company's consolidated statement of operations contained in its Annual Report on Form 10-K for the year ended December 31, 1995.

(b) Represents adjustments to reflect rental income, tenant reimbursements, real estate taxes and property operating and maintenance expenses for the Principal Properties for the periods indicated.

(c) Represents the adjustment to reflect depreciation expense based upon the assumed allocation of the acquisition price to land, buildings and improvements using a 35 year life for buildings and the life of the lease for tenant improvements for the periods indicated.

(d) Represents increased interest expense associated with borrowings utilized to acquire the Principal Properties. Amounts reflect additional borrowings under the Company's revolving credit facility of $30.9 million at a weighted average interest rate of 7.0%. If interest rates under the revolving credit facility fluctuated .125%, interest costs on the pro forma credit facility borrowings would increase or decrease by approximately $39,000 on an annualized basis.

(e) Represents the adjustment necessary to decrease the pro forma consolidated minority interest amount to reflect the weighted average ownership percentage of the unitholders in the Operating Partnership of 18.7% for the six months ended June 30, 1996 and the weighted average percentage of 24.1% for the year ended December 31, 1995.

                               WEEKS CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1996
                                  (UNAUDITED)

The unaudited pro forma condensed consolidated balance sheet is presented as if the acquisition of the Principal Properties had occurred as of June 30, 1996. The unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at June 30, 1996, nor does it purport to represent the future financial position of the Company.

The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the unaudited pro forma condensed consolidated statements of operations of the Company, the consolidated financial statements and accompanying notes thereto of the Company included in its Annual Report on Form 10-K for the year ended December 31, 1995, and the unaudited condensed consolidated financial statements and accompanying notes thereto of the Company included in its June 30, 1996 Quarterly Report on Form 10-Q.

                               WEEKS CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1996
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                             Company           Principal
                                         Historical/(a)/       Properties            Pro Forma
                                         ---------------       ----------            ---------
ASSETS
  Real estate assets, net                       $313,446           30,955/(b)/        $344,401
  Cash and cash equivalents                          107               --                  107
  Direct financing lease                           5,188               --                5,188
  Deferred costs, net                              9,486               --                9,486
  Investments in and notes receivable
   from unconcolidated subsidiaries                7,639               --                7,639
  Receivables and other assets                    11,929               --               11,929
                                         ---------------       ----------            ---------
Total Assets                                    $347,795          $30,955             $378,750
                                         ===============       ==========            =========

LIABILITIES AND SHAREHOLDERS' EQUITY
  Mortgage notes payable                        $112,785          $    --             $112,785
  Bank credit facility borrowings                 65,685           30,955/(b)/          96,640
  Accounts payable
   and accrued expenses                            7,250               --                7,250
  Other liabilities                                1,819               --                1,819
                                         ---------------       ----------            ---------
Total Liabilities                                187,539           30,955              218,494
                                         ---------------       ----------            ---------

Minority Interests in
  Operating Partnership                           30,034               --               30,034
                                         ---------------       ----------            ---------

Shareholders' equity:
  Common stock                                       112               --                  112
  Preferred stock                                     --               --                   --
  Additional paid-in capital                     191,263               --              191,263
  Accumulated deficit                            (61,153)              --              (61,153)
                                         ---------------       ----------            ---------
Total shareholders' equity                       130,222               --              (61,153)
                                         ---------------       ----------            ---------
Total Liabilities
  and Shareholders' Equity                      $347,795          $30,955             $378,750
                                         ===============       ==========            =========

                               WEEKS CORPORATION
                  NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                      CONDENSED CONSOLIDATED BALANCE SHEET

(a) Represents the Company's condensed consolidated balance sheet contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1996.

(b) Represents the aggregate purchase price, including closing costs, of $30,955,000 for the Principal Properties. The aggregate purchase price was paid in cash funded through borrowings under the Company's revolving credit facility.